Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Business Acquisitions and Dispositions. Our investments in businesses in 2012, 2011 and 2010 totaled $18.6 billion (including debt assumed of $2.6 billion), $372 million (including debt assumed of $15 million) and $2.8 billion (including debt assumed of $39 million), respectively.

On July 26, 2012, we completed the acquisition of Goodrich, a global supplier of systems and services to the aerospace and defense industry with 2011 sales of $8.1 billion. Goodrich products include aircraft nacelles and interior, actuation, landing and electronic systems. Under the terms of the agreement, Goodrich shareholders received $127.50 in cash for each share of Goodrich common stock they owned on July 26, 2012. This equated to a total enterprise value of $18.3 billion, including $1.9 billion in net debt assumed. The acquired Goodrich businesses were combined with the legacy Hamilton Sundstrand businesses to form the new UTC Aerospace Systems segment. The Goodrich acquisition and the formation of UTC Aerospace Systems provide increased scale, financial strength and complementary product offerings, allowing us to significantly strengthen our position in the aerospace and defense industry, create aftermarket efficiencies for our customers, accelerate our ability to drive innovation within the aerospace industry, and enhance our ability to support our customers with more integrated systems. This acquisition, coupled with our acquisition of an additional interest in IAE, as discussed below, further advances UTC's strategy of focusing on our core businesses.

To finance the cash consideration for the Goodrich acquisition and pay related fees, expenses and other amounts due and payable, we utilized the previously disclosed net proceeds of approximately $9.6 billion from the $9.8 billion of long-term notes issued on June 1, 2012, the net proceeds of approximately $1.1 billion from the equity units issued on June 18, 2012, $3.2 billion from the issuance of commercial paper during July 2012, and $2.0 billion of proceeds borrowed under our April 24, 2012 term loan credit agreement. For the remainder of the cash consideration, we utilized approximately $0.5 billion of cash and cash equivalents generated from operating activities.

Preliminary Allocation of Consideration Transferred to Net Assets Acquired:

The following amounts represent the preliminary determination of the fair value of identifiable assets acquired and liabilities assumed from the Goodrich acquisition. The final determination of the fair value of certain assets and liabilities will be completed within the one year measurement period from the date of acquisition as required by the FASB ASC Topic 805, “Business Combinations”. The size and breadth of the Goodrich acquisition will necessitate the use of this measurement period to adequately analyze and assess a number of the factors used in establishing the asset and liability fair values as of the acquisition date including the significant contractual and operational factors underlying the customer relationship intangible asset; the final negotiated sales values for businesses that are required to be sold as part of the regulatory approval of the Goodrich acquisition; the assumptions underpinning certain reserves such as those for environmental obligations, and the related tax impacts of any changes made. Any potential adjustments made could be material in relation to the preliminary values presented below:

(Dollars in millions)
Cash and cash equivalents	$538
Accounts receivable, net	1,182
Inventories and contracts in progress, net	1,729
Future income tax benefits, current	280
Other assets, current	574
Fixed assets	2,342
Intangible assets:
Customer relationships and related program assets	8,550
Trademarks	1,550
Other assets	1,831
Short-term borrowings	(83)
Accounts payable	(443)
Accrued liabilities	(2,242)
Long-term debt	(2,961)
Future pension and postretirement benefit obligations	(1,745)
Other long-term liabilities:
Customer contractual obligations	(2,050)
Other long-term liabilities	(3,758)
Non-controlling interests	(41)
Total identifiable net assets	5,253
Goodwill	11,167
Total consideration transferred	$16,420

In order to allocate the consideration transferred for Goodrich, the fair values of all identifiable assets and liabilities needed to be established. For accounting and financial reporting purposes, fair value is defined under FASB ASC Topic 820, “Fair Value Measurements and Disclosures” as the price that would be received upon sale of an asset or the amount paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers and sellers in the principal (most advantageous) market for the asset or liability. Additionally, fair value measurements for an asset assume the highest and best use of that asset by market participants. Use of different estimates and judgments could yield different results.

In determining the fair value of identifiable assets acquired and liabilities assumed, a review was conducted for any significant contingent assets or liabilities existing as of the acquisition date. The preliminary assessment did not note any significant contingencies related to existing legal or government action. Based upon our existing practices and phase II environmental assessments done on a number of Goodrich sites, we determined that environmental liability obligations of $232 million were assumed in connection with the acquisition.

The fair values of the customer relationship and related program intangible assets, which include the related aerospace program OEM and aftermarket cash flows, were determined by using an “income approach” which is the most common valuation approach utilized. Under this approach, the net earnings attributable to the asset or liability being measured are isolated using the discounted projected net cash flows. These projected cash flows are isolated from the projected cash flows of the combined asset group over the remaining economic life of the intangible asset or liability being measured. Both the amount and the duration of the cash flows are considered from a market participant perspective. Our estimates of market participant net cash flows considered historical and projected pricing, remaining developmental effort, operational performance including company specific synergies, aftermarket retention, product life cycles, material and labor pricing, and other relevant customer, contractual and market factors. Where appropriate, the net cash flows are probability-adjusted to reflect the uncertainties associated with the underlying assumptions, as well as the risk profile of the net cash flows utilized in the valuation. The probability-adjusted future cash flows are then discounted to present value using an appropriate discount rate. The customer relationship and related program intangible assets are being amortized on a straight-line basis (which approximates the economic pattern of benefits) over the estimated economic life of the underlying programs of 10 to 25 years.

We also identified customer contractual obligations on certain original equipment manufacturing (OEM) development programs where the expected costs exceed the expected revenue under contract. We measured these liabilities under the measurement provisions of FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, which is based on the price to transfer the obligation to a market participant at the measurement date, assuming that the liability will remain outstanding in the marketplace. Based on the estimated net cash outflows of the OEM developmental programs plus a reasonable contracting profit margin required to transfer the contracts to market participants, we recorded assumed liabilities of approximately $2 billion. These liabilities will be liquidated in accordance with the underlying economic pattern of obligations, as reflected by the net cash outflows incurred on the OEM contracts. Total consumption of the contractual obligation for the next five years is expected to be as follows: $283 million in 2013, $292 million in 2014, $221 million in 2015, $236 million in 2016, and $220 million in 2017.

Goodrich had not recorded an income tax liability on the unremitted earnings of its non-U.S. subsidiaries, which were approximately $853 million as of December 31, 2011. In connection with the Goodrich acquisition, UTC has made a determination to repatriate certain of these unremitted earnings, making such amounts subject to both U.S. and non-U.S. income taxes. Accordingly, an income tax liability of $219 million was recorded in purchase accounting for the unremitted earnings no longer considered permanently reinvested.

In accordance with conditions imposed for regulatory approval the Goodrich acquisition, UTC must dispose of the electric power systems and pumps and engine controls businesses of Goodrich. These businesses have been held separate from UTC's and Goodrich's ongoing businesses pursuant to regulatory obligations. On October 16, 2012, we announced an agreement to sell the electric power systems business for $400 million to Safran S.A., and on January 18, 2013, we announced an agreement to sell the pumps and engine controls business to Triumph Group, Inc. The closings of both sales are expected by the end of the first quarter of 2013 and are subject to regulatory approvals and other customary closing conditions.

Pre-Existing Relationships:

Our Pratt & Whitney division entered into a preferred supplier contract in 2010 with Goodrich for the development and subsequent production of nacelles for the PW1500G (Bombardier C Series) and PW1200G (Mitsubishi Regional Jet). That preferred supplier contract replaced previous contracts and preliminary Memorandum of Understandings entered into in 2006 and 2008. Under the 2010 agreement, Pratt & Whitney agreed to fund Goodrich's non-recurring development effort and established a recurring price for the production nacelles. Prior to the date of the Goodrich acquisition, Pratt & Whitney and Goodrich had asserted claims against each other in a contractual dispute and would have ultimately arbitrated the matter were it not for the acquisition. In accordance with FASB ASC Topic 805, “Business Combinations”, pre-existing relationships must be effectively settled at acquisition as the relationships become intercompany relationships upon acquisition and are eliminated in the post-combination financial statements. Any resulting settlement gains or losses should be measured at fair value and recorded on the acquisition date. Accordingly, a $46 million gain was recorded in other income by Pratt & Whitney in 2012 based upon a third party determination of the probability-weighted outcome had the matter gone to arbitration.

Acquisition-Related Costs:

Acquisition-related costs have been expensed as incurred. In 2012 and 2011, approximately $95 million and $84 million, respectively, of transaction costs (including integration costs) have been incurred in addition to approximately $67 million of restructuring costs, including exit costs in connection with the acquisition (see additional discussion in Note 13). In connection with the financing of the Goodrich acquisition, approximately $199 million in interest costs have been recorded in 2012.

Under Goodrich's pre-existing management continuity arrangements (MCAs), we assumed change-in-control obligations related to certain executives at Goodrich. We evaluated the change-in-control provisions governed by the MCAs and for certain of the executives, we determined that we had assumed liabilities of approximately $74 million as the benefit payments were effectively single trigger arrangements in substance. We measured the assumed liability based on fair value concepts of FASB ASC Topic 820, “Fair Value Measurements”, using weighted average techniques of possible outcomes of the employees electing to receive such benefits. We expensed approximately $12 million for MCAs where we amended the term of the MCAs beyond the original expiration date for certain executives.

Supplemental Pro-Forma Data:

Goodrich's results of operations have been included in UTC's financial statements for the period subsequent to the completion of the acquisition on July 26, 2012. Goodrich contributed sales of approximately $3.6 billion and operating profit of approximately $245 million for the period from the completion of the acquisition through December 31, 2012. The following unaudited supplemental pro-forma data presents consolidated information as if the acquisition had been completed on January 1, 2011. The pro-forma results were calculated by combining the results of UTC with the stand-alone results of Goodrich for the pre-acquisition periods, which were adjusted to account for certain costs which would have been incurred during this pre-acquisition period:

(Dollars in millions, except per share amounts)	2012	2011
Net sales	$62,173	$63,233
Net income attributable to common shareowners
from continuing operations	5,095	4,969
Basic earnings per share of common stock
from continuing operations	5.69	5.57
Diluted earnings per share of common stock
from continuing operations	5.62	5.48

The unaudited supplemental pro-forma data above includes the following significant adjustments made to account for certain costs which would have been incurred if the acquisition had been completed on January 1, 2011, as adjusted for the applicable tax impact. As the Goodrich acquisition was completed on July 26, 2012, the pro-forma adjustments for 2012 and 2011 in the table below only include the required adjustments through July 26, 2012:

(Dollars in millions)	2012	2011
Amortization of inventory fair value adjustment [1]	$(103)	$103
Amortization of acquired Goodrich intangible assets, net [2]	108	184
Utilization of contractual customer obligation [3]	(96)	(200)
UTC/Goodrich fees for advisory, legal, accounting services [4]	-	196
Interest expense incurred on acquisition financing, net [5]	63	175

[1] Added the expense for inventory fair value adjustments which would have been amortized as the corresponding inventory would have been completely sold during the first two quarters of 2011, and removed the corresponding expense recognized during the last two quarters of 2012.

[2] Added the additional amortization of the acquired Goodrich intangible assets recognized at fair value in purchase accounting and eliminated the historical Goodrich intangible asset amortization expense.

[3] Added the additional utilization of the Goodrich contractual customer obligation recognized in purchase accounting.

[4] Added the UTC/Goodrich fees that were incurred in connection with the acquisition of Goodrich to the first quarter of 2011.

[5] Added the additional interest expense for the debt incurred to finance our acquisition of Goodrich and reduced interest expense for the debt fair value adjustment which would have been amortized.

The unaudited supplemental pro-forma financial information does not reflect the potential realization of cost savings relating to the integration of the two companies. Further, the pro-forma data should not be considered indicative of the results that would have occurred if the acquisition and related financing been consummated on January 1, 2011, nor are they indicative of future results.

Other Acquisition and Disposition Activity:

In 2012, UTC approved plans for the divestiture of a number of non-core businesses. Cash generated from these divestitures is intended to be used to repay debt incurred to finance the Goodrich acquisition. See Note 3 for further discussion.

On June 29, 2012, Pratt & Whitney, Rolls-Royce plc (Rolls-Royce), MTU Aero Engines AG (MTU), and Japanese Aero Engines Corporation (JAEC), participants in the IAE collaboration, completed a restructuring of their interests in IAE. Under the terms of the agreement, Rolls-Royce sold its ownership and collaboration interests in IAE to Pratt & Whitney, while also entering into an agreement to license its V2500 intellectual property to Pratt & Whitney. In exchange for the increased ownership and collaboration interests and intellectual property license, Pratt & Whitney paid Rolls-Royce $1.5 billion at closing with additional payments due to Rolls-Royce during the fifteen year period following closing of the purchase, conditional upon each hour flown by V2500-powered aircraft in service at the closing. The collaboration interest and intellectual property licenses are reflected as intangible assets and will be amortized in relation to the economic benefits received over the remaining estimated 30 year life of the V2500 program. Rolls-Royce will continue to support the program as a strategic supplier for the V2500 engine and continue to manufacture parts and assemble engines. Pratt & Whitney entered into a collaboration arrangement with MTU with respect to a portion of the acquired collaboration interest in IAE for consideration of approximately $233 million with additional payments due to Pratt & Whitney in the future. As a result of these transactions, Pratt & Whitney holds a 61% net interest in the collaboration and a 49.5% ownership interest in IAE. IAE's business purpose is to coordinate the design, development, manufacturing and product support of the V2500 program through involvement with the collaborators. IAE retains limited equity with the primary economics of the V2500 program passed to the participants in the separate collaboration arrangement. As such, IAE was determined to be a variable interest entity (VIE), and Pratt & Whitney its primary beneficiary under the criteria established in the FASB ASC Topic “Consolidations” and has, therefore, been consolidated post-transaction. The consolidation of IAE resulted in a gain of $21 million recognized during the second quarter of 2012 on the re-measurement to fair value of our previously held equity interest. The carrying amounts and classification of assets and liabilities for IAE in our Consolidated Balance Sheet as of December 31, 2012 are as follows:

(Dollars in millions)
Current assets	$1,308
Noncurrent assets	899
Total assets	$2,207

Current liabilities	$1,468
Noncurrent liabilities	781
Total liabilities	$2,249

UTC Climate, Controls & Security continued its portfolio transformation efforts in 2012 with the completed and pending disposition of a number of businesses resulting in impairment and other charges totaling approximately $180 million. UTC Climate, Controls & Security also sold a controlling interest in a manufacturing and distribution joint venture in Asia generating a gain of approximately $215 million, and a controlling interest in a Canadian distribution business generating a gain of approximately $120 million.

In November 2011, UTC Climate, Controls & Security formed a venture controlled by Midea Group of China (Midea) for the manufacture and distribution of heating, ventilating, and air-conditioning (HVAC) products in Brazil, Argentina, and Chile. The venture is comprised of UTC Climate, Controls & Security's existing HVAC operations in the three countries and Midea's distribution entity. Midea owns 51% of the venture and UTC Climate, Controls & Security 49%. This joint venture strengthened UTC Climate, Controls & Security's global strategic relationship with Midea and expands the manufacturing and distribution of residential and light commercial HVAC systems in Brazil, Argentina, and Chile. UTC Climate, Controls & Security recognized a gain of approximately $80 million in 2011 as a result of this transaction.

During 2011, we recorded an other-than-temporary impairment charge totaling $66 million on an equity investment held by UTC Climate, Controls & Security, in order to write-down our investment to market value as of December 31, 2011. This impairment is recorded within “Other income, net” on our Consolidated Statement of Operations.

On March 1, 2010, we completed the acquisition of the GE Security business for approximately $1.8 billion, including debt assumed of $32 million. The GE Security business supplies security and fire safety technologies for commercial and residential applications through a broad product portfolio that includes fire detection and life safety systems, intrusion alarms, and video surveillance and access control systems. This business, which has been integrated into our UTC Climate, Controls & Security segment, enhanced UTC Climate, Controls & Security's geographic diversity through GE Security's strong North American presence, while increasing total product and technology offerings. In connection with the acquisition of GE Security, we recorded approximately $600 million of identifiable intangible assets and $1.1 billion of goodwill. The goodwill recorded reflects synergies expected to be realized through the combination of GE Security's products, resources and management talent with those of the existing UTC Climate, Controls & Security business to enhance competitiveness, accelerate the development of certain product offerings, drive improved operational performance and secure additional service channels. Additionally, the combined business has provided the opportunity for significant improvements to the cost structure through the rationalization of general and administrative expenditures as well as research and development efforts.

During 2010, we recorded approximately $86 million of asset impairment charges, for assets that have met the “held-for-sale” criteria, related to disposition activity within both UTC Climate, Controls & Security and UTC Aerospace Systems.  These asset impairment charges are recorded within Cost of products sold on our Consolidated Statement of Operations. The asset impairment charges consist of an approximately $58 million charge associated with UTC Climate, Controls & Security's ongoing portfolio transformation and an approximately $28 million charge at UTC Aerospace Systems related to the disposition of an aerospace business as part of UTC Aerospace System's efforts to implement low cost sourcing initiatives.

During 2010, we completed the acquisition of Clipper. In 2010, we recorded net charges related to declines in fair value related to our investment in Clipper of approximately $138 million. These amounts remain in 2010 Other income, net in results of continuing operations, as Clipper was accounted for as an equity-method investment through December 2010. Clipper has been reclassified to discontinued operations for 2012 and 2011, as it was a wholly-owned entity of UTC, and was sold in the third quarter of 2012. See additional discussion at Note 3.

Goodwill. The changes in the carrying amount of goodwill, by segment, are as follows:

(Dollars in millions)	Balance as of January 1, 2012	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2012
Otis	$1,516	$24	$43	$1,583
UTC Climate, Controls & Security	9,758	89	21	9,868
Pratt & Whitney	1,223	280	(265)	1,238
UTC Aerospace Systems	4,475	11,283	(1,004)	14,754
Sikorsky	348	-	5	353

Total Segments	17,320	11,676	(1,200)	27,796
Eliminations and other	623	4	(622)	5

Total	$17,943	$11,680	$(1,822)	$27,801

UTC Aerospace Systems goodwill increased $11.3 billion principally as a result of the Goodrich acquisition. The goodwill results from the workforce acquired with the business as well as the significant synergies that are expected to be realized through the consolidation of manufacturing facilities and overhead functions. No amount of this goodwill is deductible for tax purposes. The goodwill acquired has been allocated to the two reporting units within the UTC Aerospace Systems segment.

Pratt & Whitney goodwill increased $280 million due to the increase in ownership interest and consolidation of IAE. The goodwill is deductible for tax purposes.

The approximately $1.8 billion decrease reflected under “Foreign currency translation and other” in the table above primarily reflects the decision to divest a number of non-core businesses and the resulting reclassification to assets held for sale. See Note 3 for further discussion. In addition, approximately $360 million of goodwill was transferred from UTC Aerospace Systems to Pratt & Whitney in connection with the transfer of the auxiliary power unit (APU) business from UTC Aerospace Systems to Pratt & Whitney. See Note 19 for further discussion of the transfer of the APU business.

We early-adopted FASB ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” in connection with the performance of our annual goodwill and indefinite-lived intangible assets impairment tests. This ASU intends to align impairment testing guidance among long-lived asset categories. This ASU allows for an assessment based on qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired prior to determining whether it is necessary to perform the quantitative impairment test in accordance with FASB ASC Subtopic 350-30, “Intangibles—Goodwill and Other—General Intangibles Other than Goodwill.” We completed our annual impairment testing in the third quarter of 2012 and determined that no significant adjustments to the carrying amount of goodwill or indefinite lived intangible assets were necessary beyond those charges recorded in connection with certain non-core businesses to be disposed as discussed further in Note 3.

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2012		2011
(Dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,127	$(1,202)	$2,036	$(1,060)
Patents and trademarks	412	(167)	463	(183)
IAE collaboration	1,526	-	-	-
Customer relationships and other	11,901	(1,718)	3,329	(1,429)

	15,966	(3,087)	5,828	(2,672)

Unamortized:
Trademarks and other	2,310		762

Total	$18,276	$(3,087)	$6,590	$(2,672)

The increase to amortized and unamortized intangible assets pertains to the Goodrich and IAE transactions. Acquired intangible assets are recognized at fair value in purchase accounting and then amortized to cost of sales and selling, general & administrative expenses over the applicable useful lives. The customer relationship intangible assets are being amortized on a straight line basis as it approximates the underlying economic pattern of benefit. The IAE collaboration intangible was not amortized in 2012 as the underlying cash flows were negative for the year. Amortization of intangible assets in 2012 and 2011 was $547 million and $398 million, respectively.

The following is the expected amortization of intangible assets for 2013 through 2017:

(Dollars in millions)	2013	2014	2015	2016	2017
Amortization expense	$688	$664	$633	$611	$650